PURCHASE AGREEMENT

This Purchase Agreement (this "Agreement") is made as of July 29 , 2008 by and among Jun Xiao (the "Seller"), the purchasers set forth on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers"), and Universal Travel Group, a Nevada corporation (the "Company"). The Seller, the Company and each Purchaser is referred to herein as a "Party," and collectively, as the "Parties."

BACKGROUND

Seller desires to sell 5,000,000 shares (the "Shares") of the common stock, par value $0.001 per share (the "Common Stock") of the Company held by the Seller, which Shares constitute all of the shares of Common Stock of the Company held by the Seller, to the Purchasers and the Purchasers' desire to purchase the Shares.

Subject to the terms and conditions set forth in this Agreement and pursuant to Sections 4(1) and 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), the Seller desires to sell and transfer to each Purchaser the number of Shares set forth on the Purchaser's signature page hereto, which Shares were originally issued to the Seller by the Company and each Purchaser desires to purchase the Shares from the Seller.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller, and the Purchasers hereby agree as follows:

1. Agreement to Purchase. Each Purchaser hereby agrees to purchase, and the Seller hereby agrees to sell, the Shares set forth on each such Purchaser's signature page pursuant to the conditions set forth herein. The purchase price per Share being sold to the Purchasers hereunder is $0.95 (the "Purchase Price").

2. Closing; Delivery.

a. Closing. The closing (the "Closing") of the transactions contemplated hereby (the "Transactions") shall take place at the offices of Thelen Reid Brown Raysman & Steiner LLP, Washington, DC, commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the Transactions (other than conditions with respect to actions that the respective parties will take at Closing) or such other date and time as the Parties may mutually determine (the "Closing Date"). The Parties anticipate that the Closing will occur on or before August 15, 2008.

b. Deliveries of the Seller. The Seller shall deliver the following:

i. On the date hereof, the Seller shall deliver to the Purchasers and the Escrow Agent (as defined below) a signed copy of the Escrow Agreement in the form of Exhibit A (the "Escrow Agreement"), among the Seller, the Purchasers and Thelen Reid Brown Raysman & Steiner LLP, as escrow Agent (the "Escrow Agent").

ii. At or prior to the Closing, to the Escrow Agent for distribution to the Purchasers at Closing, certificate(s) representing the Shares together with all executed stock power and assignment documents which may be relevant in order to effectuate the transfer of the Shares to the Purchasers.

iii. At or prior to the Closing, to the Escrow Agent for distribution to the Purchasers at the Closing, a bring down certificate in the form of Exhibit B.

c. Deliveries of the Purchasers.

i. On the date hereof, the Purchasers will deliver to the Escrow Agent and the Seller a signed copy of the Escrow Agreement.

ii. At or prior to the Closing, by wire transfer of immediately available funds to such accounts as designated by the Escrow Agent, a United States dollar amount equal to the product of the Purchase Price multiplied by the number of Shares set forth on such Purchaser's signature page hereto.

3. Representations and Warranties of each Purchaser. Each Purchaser, severally and not jointly, hereby represents and warrants to the Seller as follows:

a. Intent. Such Purchaser is acquiring the Shares as principal for its own account and not with a current view to or for distributing or reselling such Shares, without prejudice, however, to such Purchaser's right, at all times, to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by any Purchaser to hold the Shares for any period of time. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business and does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares.

b. Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite partnership power and authority to enter into and to consummate the Transactions and otherwise to carry out its obligations hereunder. The purchase by each such Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed by each such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally.

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c. Purchaser Status. Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

d. Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

e. General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

f. Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase the Shares pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other Purchaser's business and/or legal counsel in making such decision.

g. Restricted Securities. Such Purchaser acknowledges that the Shares are "restricted securities" as defined in Rule 144 under the Securities Act.

4. Representations and Warranties of the Seller. The Seller hereby represents and warrants to each Purchaser as follows:

a. Power and Authority. Such Seller has full authority and power to execute and deliver this Agreement and subject in part to the truthfulness of Purchasers' representations herein, to sell and transfer the Shares to the Purchasers as provided herein. This Agreement has been duly executed and delivered by such Seller and constitutes the valid and binding obligation of such Seller enforceable against such Seller in accordance with its respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally.

b. Ownership. Seller is the sole and exclusive owner, beneficially and of record, of the Shares, free and clear of any lien, encumbrance or pledge and, except for restrictions on transfer imposed by applicable securities laws, has the unconditional right to sell the Shares as contemplated by this Agreement. At the Closing, upon payment of the Purchase Price, the Purchasers will acquire all right, title and interest in the Shares, free and clear of any lien, encumbrance or pledge other than restrictions on transfer in accordance with applicable securities laws. Such Seller has held the Shares continuously since the date such Shares were issued by the Company. Such Seller is not aware of any third party claims with respect to the Shares. Except for the Shares, the Seller does not own any securities of the Company, is not a party to any contract or agreement with the Company, and is not entitled to any rights, benefits or other entitlements (whether under an employment arrangement or otherwise) from the Company.

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c. Solicitation. At no time did such Seller present or solicit, by means of any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation, in connection with the offer, sale and purchase of the Shares.

d. No Conflicts. The execution and delivery of this Agreement and the performance of its respective terms will not, with or without the giving of notice or the passage of time, conflict with, constitute a violation or breach of or result in a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice or consent under (a) any contract, security interest, or other arrangement to which such Seller is a party or by which such Seller or its property is bound or to which any of such Seller's assets are subject, (b) any order, writ, injunction, award, decree, decision or ruling of any court, arbitrator or governmental or regulatory body against or binding such Seller or its property, or (c) any statute, law, rule or regulation of any jurisdiction to which Seller or its property may be subject.

5. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as follows:

a. Issuance of the Shares. The Shares, when issued, were duly authorized by all necessary corporate action and were validly issued, fully paid and nonassessable.

b. Authority. This Agreement has been duly executed by the Company, and when delivered by the Company in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally.

c. No Conflicts. The execution, delivery and performance of this Agreement and the Release by the Company and the consummation of the transactions contemplated by the Agreement do not and will not (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt or otherwise of the Company or any subsidiary of the Company) or other understanding to which the Company or any subsidiary of the Company is a party or by which any property or asset of the Company or any subsidiary of the Company is bound or affected, or (iii) result in a violation of any U.S. law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary of the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. "Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, except for results or consequences attributable to the effects of, or changes in, general economic or capital markets

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conditions or effects and changes that generally affect the industry in which the Company operates, or (iii) an adverse impairment to the Company's ability to materially perform on a timely basis its obligations under this Agreement.

d. SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since July 12, 2006 (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates and the dates they were filed, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the U.S. Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

e. Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

f. Litigation. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation (an "Action") pending or threatened in writing against or affecting the Company, any subsidiary of the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county or local), stock market, stock exchange or

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trading facility which (i) adversely affects or challenges the legality, validity or enforceability of any this Agreement or any related agreement or document or the Shares or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary of the Company, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the actual knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary of the Company under the Exchange Act or the Securities Act.

g. Compliance. Neither the Company nor any subsidiary of the Company (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary of the Company under), nor has the Company or any subsidiary of the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been, to the knowledge of the Company, in violation of any statute, rule or regulation of any governmental authority, including all federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case, such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

h. Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary of the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or any entity in which any officer, director, or, to the knowledge of the Company, any such employee has a substantial interest or is an officer, director, trustee or partner.

6. Certain Obligations of the Parties.

a. Further Assurances. Each Party shall use commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Transactions, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

b. Exclusivity. Seller shall not (a) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of the Shares, (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing, or (c) take any other action that is inconsistent with the Transactions and that has the effect of avoiding the Closing contemplated hereby. Seller will notify the Purchasers immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

c. Full Access. The Company will permit representatives of the Purchasers to have full access at all reasonable times, to all premises, properties, personnel, accountants, books, records (including tax records), contracts, and documents of or pertaining to the Company. In that regard, the Company will provide to the Purchasers copies of all agreements, contracts, leases, accounting statements and records, and all other records pertaining to the Company's business as requested by the Purchasers, subject to the Purchasers undertaking of an obligation of confidentiality to the Company with respect to the same.

7. Conditions Precedent to the Obligation of the Seller to Sell the Shares on the Closing Date. The obligation hereunder of the Seller to sell the Shares to the Purchasers is subject to the satisfaction or waiver, on or before the Closing, of each of the conditions set forth below.

a. This Agreement shall have been executed by the Purchasers and delivered to the Seller;

b. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date; and

c. No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the Transactions.

d. The deliveries specified in Section 2(c) shall have been made by the Purchasers.

8. Conditions Precedent to the Obligation of each Purchaser to Purchase the Shares on the Closing Date. The obligation hereunder of each Purchaser to purchase the Shares from the Seller is subject to the satisfaction or waiver, on or before the Closing, of each of the conditions set forth below.

a. This Agreement shall have been executed by the Seller and delivered to each Purchaser;

b. The representations and warranties of the Seller shall be true and correct in all material respects as of the date when made and as of the Closing Date;

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c. No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the Transactions;

d. The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

e. The Purchasers shall have received a release in substantially the form of Exhibit C (the "Release") that is signed by Kitt Tsui and all of his affiliates, including China Finance;

f. The Purchasers shall have received an opinion of counsel to the Seller containing the opinions specified in Exhibit D;

g. There shall not have been any occurrence, event, incident, action, failure to act, or transaction since March 31, 2008 which has had or is reasonably likely to cause a Material Adverse Effect;

h. The Company shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the Closing Date.

i. The Company shall have maintained its status as a company whose common stock is quoted on the Over-the-Counter Bulletin Board and no reason shall exist as to why such status shall not continue immediately following the Closing.

j. Trading in the Common Stock of the Company shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement.

k. The Purchasers shall have completed their legal, accounting and business due diligence of the Company and the results thereof shall be satisfactory to the Purchasers in their sole and absolute discretion.

l. The deliveries specified in Section 2(b) shall have been made by the Seller.

9. Indemnification; Survival. The Seller hereby agrees to indemnify and hold harmless each Purchaser and its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon any breach of any representation, warranty or agreement made by the Seller in this Agreement. The Company hereby agrees to indemnify and hold harmless each Purchaser and its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon any breach of any representation, warranty or agreement made by the Company in this Agreement, subject

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to, with regard to each Purchasers, the amount of each Purchaser's aggregate Purchase Price for its Shares. All of the representations and warranties made by the Parties in this Agreement shall survive the Closing of the Transactions; provided that the representations and warranties of the Company shall only survive the Closing for a period of eighteen (18) months.

10. Termination. The Parties may terminate this Agreement as provided below:

a. The Purchasers and the Seller may terminate this Agreement by mutual written agreement at any time prior to the Closing;

b. The Purchasers may terminate this Agreement by giving written notice to the Sellers at any time prior to the Closing if

i. The Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect and the Purchasers have notified the Seller of the breach, and the breach has continued without cure for a period of 2 days after the notice of breach; or

ii. If the Closing shall not have occurred on or before August 15, 2008 by reason of the failure of any condition precedent under Section 8 hereof (unless the failure results primarily from the Purchasers themselves breaching any representation, warranty, or covenant contained in this Agreement); and

c. The Seller may terminate this Agreement by giving written notice to the Purchasers at any time prior to the Closing

i. In the event the Purchasers have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller have notified the Purchasers of the breach, and the breach has continued without cure for a period of 2 days after the notice of breach; or

ii. If the Closing shall not have occurred on or before August 15, 2008, by reason of the failure of any condition precedent under Section 7 hereof (unless the failure results primarily from the Seller himself breaching any representation, warranty, or covenant contained in this Agreement).

d. Upon termination of this Agreement, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party, except for any liability of a Party that is then in breach.

11. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written instrument signed by the parties hereto.

12. Governing Law. This Agreement shall be governed and interpreted in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of

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law thereof. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (each, a "Proceeding") shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each Party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of all Proceedings, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that any such New York Court is an inconvenient or improper forum for such Proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding. If there shall be commenced a Proceeding, then the prevailing Party in such Proceeding shall be reimbursed by the adverse Party or parties for its reasonable attorneys fees and other expenses incurred in connection therewith.

13. Appointment of Agent. The Seller hereby irrevocably designates, appoints and empowers the party or entity set forth in Exhibit E (the "Agent") hereto under its name (who must have regular and principal offices in New York, New York, United States) as its agent and designee to receive, accept and acknowledge for and on its behalf, and in respect to its property, service of any and all legal process, summons, notices and documents which may be served in any action or proceeding. If for any reason such Agent shall cease to be available to act as such, the Seller agrees to immediately designate a new Agent on the same terms as set forth herein.

14. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER:

____
NAME: JUN XIAO

Address:

031-111 Box Shennan Zhong Road
Shenzhen, City PR China 518000

Facsimile: 646-200-6327

COMPANY:

UNIVERSAL TRAVEL GROUP

By:______________________________
Name:
Title:

PURCHASER:

____

By:______________________________
Name:
Title:

Address:__________________________

Facsimile:__________________________

Attn:______________________________

Number of Shares being purchased:__________
Aggregate Purchase Price being paid: $__________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER:

____

NAME: JUN XIAO

Address:

031-111 Box Shennan Zhong Road
Shenzhen, City PR China 518000

Facsimile: 646-200-6326

COMPANY:

UNIVERSAL TRAVEL GROUP

By: _______________________________
Name: Jiang Jiang Ping
Title: Chairwoman & CEO

PURCHASER:

____

By: _______________________________
Name:
Title:

Address: _______________________________

____

____

Facsimile: _______________________________

Attn: _______________________________

Number of Shares being purchased: ____________
Aggregate Purchase Price being paid: $__________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER:

____

NAME: JUN XIAO

Address:

031-111 Box Shennan Zhong Road
Shenzhen, City PR China 518000

Facsimile: 646-200-6326

COMPANY:

UNIVERSAL TRAVEL GROUP

By:______________________________
Name:
Title:

PURCHASER:

Across America Fund, LP

By: [signature]
Name: Christopher H. Efird
Title: President

Address: 1800 West Loop South
Suite 485
Houston, TX 77027

Facsimile: 713-~~600-8200~~ 599-1304

Attn: Joseph Rozelle

Number of Shares being purchased: 1,000,000
Aggregate Purchase Price being paid: $ 950,000

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER:

____

NAME: JUN XIAO

Address:

031-111 Box Shennan Zhong Road
Shenzhen, City PR China 518000

Facsimile: 646-200-6326

COMPANY:

UNIVERSAL TRAVEL GROUP

By:______________________________
Name:
Title:

PURCHASER:

CHINAMERICA FUND, LP

By:______________________________
NAME: BEAU JOHNSON
Title: MANAGING DIRECTOR

Address: 2909 St. Andrews Drive
Richardson, TX75082

Facsimile: 972-690-1306

Attn: Beau Johnson

Number of Shares being purchased: **One Million**
Aggregate Purchase Price being paid: **$950,000.00**

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER:

____
NAME: JUN XIAO

Address:

031-111 Box Shennan Zhong Road
Shenzhen, City PR China 518000

Facsimile: 646-200-6326

COMPANY:

UNIVERSAL TRAVEL GROUP

By:______________________________
Name:
Title:

PURCHASER:

Pope Investments II LLC

By: [signature]
Name: William P. Wells
Title: Managing member

Address: 5100 Poplar Avenue
Suite 805
Memphis, TN 38137

Facsimile: (901) 763-4229

Attn: Casey McCandless

Number of Shares being purchased: 3,000,000
Aggregate Purchase Price being paid: $ 4,850,000

EXHIBIT A

Form of Escrow Agreement

(See Attached)

ESCROW AGREEMENT

ESCROW AGREEMENT, dated July 24, 2008 (this "Agreement"), by and among JUN XIAO, an individual (the "Seller"), each of the Purchasers that are purchasing Shares and executing this Agreement below (collectively, the "Purchasers") and THELEN REID BROWN RAYSMAN & STEINER LLP (hereinafter referred to as "Escrow Agent"). All capitalized terms used but not defined herein shall have the meanings assigned them in the Purchase Agreement (as hereinafter defined).

BACKGROUND

The Purchasers, the Seller and Universal Travel Group, are parties to a Purchase Agreement, dated July 24, 2008 (the "Purchase Agreement"). Pursuant to the Purchase Agreement the Purchasers will purchase the Shares from the Seller for an aggregate purchase price of $4,750,000 (the "Aggregate Purchase Price").

The Seller and the Purchasers desire to deposit the Aggregate Purchase Price (the "Escrow Deposit") with the Escrow Agent, to be held in escrow until joint written instructions are received by the Escrow Agent from the Investors and the Seller, at which time the Escrow Agent will disburse the Escrow Deposit in accordance with the instructions at a Closing.

The Escrow Agent is willing to hold the Escrow Deposit in escrow subject to the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Appointment of Escrow Agent; Establishment of Escrow Account.

a. Each of the Purchasers and the Seller hereby appoint the Escrow Agent as escrow agent and the Escrow Agent accepts that appointment and agrees to hold and dispose of the Escrow Deposit in accordance with the terms of this Agreement. Escrow Agent acknowledges receipt of fair and reasonable consideration for its services.

b. The Purchasers will deliver the Escrow Deposit to the Escrow Agent, addressed to the following account (the "Escrow Account") of the Escrow Agent:

Citibank, N.A.
666 Fifth Avenue, New York, NY 10103
Acct No. 53505184
Acct Name: Thelen Reid Brown Raysman & Steiner LLP - IOLTA Account
ABA No: 021-000-089
Swift Code: CitiUS33

2. Release of the Escrow Deposit.

a. If the Closing has not occurred on or before August 15, 2008 (the "Outside Date"), then each Purchaser may, in its sole discretion, instruct the Escrow Agent to release such Purchaser's portion of the Escrow Deposit to such Purchaser and, promptly upon receipt of such instructions, the Escrow Agent will so release to such Purchaser its portion of the Escrow Deposit. Neither the Seller nor any affiliate of the Seller shall deliver any notice to the Escrow Agent that conflicts in any way with the written instructions of the Purchasers hereunder and the Escrow Agent shall be permitted to ignore any such conflicting notice. The Escrow Agent may rely on such written instructions from the Purchasers even if such written instructions are contrary to anything contained in this Agreement or in the Purchase Agreement.

b. On or before the Outside Date the Escrow Agent shall promptly release the Escrow Deposit in accordance with a funds flow memorandum containing joint written instructions signed by the Seller and the Purchasers, if the Closing has occurred.

c. Notwithstanding any other provision of this Agreement, if at any time Escrow Agent shall receive from the Seller and the Purchasers (prior to being directed to take action by a court) joint written instructions as to the delivery of the Escrow Deposit or any portion thereof, Escrow Agent shall deliver the Escrow Deposit in accordance with such joint written instructions.

3. Interpleader. The Escrow Agent may at any time commence an action in the nature of interpleader or other legal proceedings and may deposit the Escrow Deposit with the clerk of the court. In the event of any dispute regarding who is entitled to the Escrow Deposit at any time, the Escrow Agent may determine not to release the Escrow Deposit to either any Purchaser or the Seller and may commence an interpleader action as aforesaid or may cause the Escrow Deposit to be deposited with a court of competent jurisdiction whereupon it shall cease to have any further obligation hereunder. Upon any delivery or deposit of the Escrow Deposit as provided in this Section 4, the Escrow Agent shall be released and discharged from any further obligation under this Agreement.

4. Concerning the Escrow Agent

a. The Escrow Agent shall not have any liability to any of the parties to this Agreement or to any third party arising out of its services as Escrow Agent under this Agreement, except for damages directly resulting from the Escrow Agent's gross negligence or willful misconduct.

b. The Seller and the Purchasers jointly and severally shall indemnify the Escrow Agent and hold it harmless against any loss, liability, damage or expense (including reasonable attorneys' fees) that the Escrow Agent may incur as a result of acting as escrow agent under this Agreement, except for any loss, liability, damage or expense arising from its own gross negligence or willful misconduct. As between the Seller and the Purchasers, such obligations shall be borne equally by the Seller and the Purchasers. For this purpose, the term "attorneys' fees" includes fees payable to any counsel retained by the Escrow Agent in connection with its services under this Agreement and, with respect to any matter arising under

this Agreement as to which the Escrow Agent performs legal services, if and to the extent that the Escrow Agent itself is a law firm, its standard hourly rates and charges then in effect.

c. The Escrow Agent shall be entitled to rely upon any judgment, notice, instrument or other writing delivered to it under this Agreement without being required to determine the authenticity of, or the correctness of any fact stated in, that document and irrespective of any facts the Escrow Agent may know or be deemed to know in any other capacity. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or receipt or advice or make any statement or execute any document in connection with this Agreement has been duly authorized to do so.

d. The Escrow Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The Escrow Agent shall not have any obligations arising out of or be bound by the provisions of any other agreement, written or oral, including, but not limited to, the Purchase Agreement.

e. All of the Escrow Agent's rights of indemnification provided for in this Agreement shall survive the resignation of the Escrow Agent, its replacement by a successor Escrow Agent, its delivery or deposit of the Escrow Deposit in accordance with this Agreement, the termination of this Agreement, and any other event that occurs after this date.

f. The Escrow Agent shall have no responsibility with respect to the sufficiency of the arrangements contemplated by this Agreement to accomplish the intentions of the Parties.

g. The Purchasers and the Seller acknowledge that they know that the Escrow Agent has represented certain of the Purchasers in connection with the Purchase Agreement and this Agreement and that it may continue to represent those Purchasers in that connection and in connection with the transactions contemplated by those agreements, including, but not limited to, in connection with any disputes that may arise under either of those agreements. The Escrow Agent shall not be precluded from or restricted from representing the Purchasers, or any of their affiliates or otherwise acting as attorneys for the Purchasers or any of their affiliates in any matter, including, but not limited to, any court proceeding or other matter related to the Purchase Agreement, this Agreement or the transactions contemplated by the Purchase Agreement, or this Agreement or the Escrow Deposit, whether or not there is a dispute between the Purchasers and the Seller with respect to any such matter. The Purchasers and the Seller irrevocably consents to any such representation and waives any conflict or appearance of conflict with respect to any such representation

5. Representations. Each Purchaser and the Seller each represents and warrants to the Escrow Agent that each has full power and authority to enter into and perform this Agreement; that this Agreement was duly authorized by all necessary corporate or other action; and that this Agreement is enforceable against each Party in accordance with its terms.

6. Resignation; Successor Escrow Agent. The Escrow Agent (and any successor escrow agent) may at any time resign as such upon 30 days prior notice to each of the other

Parties. Upon receipt of a notice of resignation, each of the other Parties shall use their best efforts to select a successor agent within 15 days, but if within that 15 day period the Escrow Agent has not received a notice signed by both of them appointing a successor escrow agent and setting forth its name and address, the Escrow Agent may (but shall not be obligated to) select on their behalf a bank or trust company to act as successor escrow agent, for such compensation as that bank or trust company customarily charges and on such terms and conditions not inconsistent with this Agreement as that bank or trust company reasonably requires. The fees and charges of any successor escrow agent shall be payable out of the Escrow Deposit. A successor escrow agent selected by the resigning Escrow Agent may become the Escrow Agent by confirming in writing its acceptance of the position. The Purchasers and the Seller shall sign such other documents as the successor escrow agent reasonably requests in connection with its appointment.

7. Notices. All notices, instructions, objections or other communications under this Agreement shall be in writing and shall be deemed given when sent by United States registered mail, return receipt requested, to the respective Parties at the addresses specified on the signature page hereto.

8. Miscellaneous.

a. The Seller and the Purchasers shall jointly and severally pay to the Escrow Agent on demand, all costs and expenses, including, without limitation, the costs of any interpleader or similar action, incurred by the Escrow Agent in performing its services under this Agreement. As between the Seller and the Purchasers, such obligations shall be borne equally by the Sellers and the Purchasers.

b. If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable in any jurisdiction the remaining provisions of this Agreement shall not be affected thereby, and the invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction. It is understood, however, that the parties intend each provision of this Agreement to be valid and enforceable and each of them waives all rights to object to any provision of this Agreement.

c. This Agreement shall be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns, and shall not be enforceable by or inure to the benefit of any third party. No party may assign its rights or obligations under this Agreement or any interest in the Escrow Deposit without the written consent of the other parties unless otherwise specified herein, and any other purported assignment shall be void. In no event shall the Escrow Agent be required to act upon, or be bound by, any notice, instruction, objection or other communication given by a person other than, nor shall the Escrow Agent be required to deliver the Escrow Deposit to any person other than, the Seller or the Purchasers.

d. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

e. The courts of New York State and the United States District Courts for New York shall have exclusive jurisdiction over the parties (and the subject matter) with respect to any dispute or controversy arising under or in connection with this Agreement. A summons or complaint or other process in any such action or proceeding served by mail in accordance with the notice provisions of this Agreement or in such other manner as may be permitted by law shall be valid and sufficient service.

f. This Agreement contains a complete statement of all of the arrangements among the Parties with respect to its subject matter and cannot be changed or terminated orally. Any waiver must be in writing.

g. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

h. The section headings used herein are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the respective parties have executed this Agreement as of the date first above written.

PURCHASER:

____
(Name)

By:_____________________________
Name:
Title:
Address:

____
____
Fax:____________________________

SELLER:

____
Name: JUN XIAO

Address:

031-111 Box Shennan Zhong Road
Shenzhen, City PR China 518000

Facsimile: 646-200-6326

ESCROW AGENT:

THELEN REID BROWN RAYSMAN & STEINER LLP

By: ____________________________
Name: Louis A. Bevilacqua
Title: Partner

Address:

701 Eighth Street, NW
Washington, DC 20001

Fax: 202-654-1804

EXHIBIT B

Form of Bring Down Certificate

(See Attached)

BRING DOWN CERTIFICATE

The undersigned, Jun Xiao (the "Seller"), pursuant to Section 2(b)(iii) of the Purchase Agreement, dated as of July 24, 2008, by and between the Seller and Purchasers named therein (the "Agreement"), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement):

1. The representations and warranties of the Seller were true and correct in all respects as of the date they were made and true and correct in all material respects as of the date hereof.

2. The Seller has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of __________, 2008.

____
JUN XIAO

EXHIBIT C

Form of Release

(See Attached)

RELEASE

RELEASE, dated as of ________, 2008 (this "Release"), by the undersigned releasors (each a "Releasor" and together, the "Releasors") in favor of Universal Travel Group, a Nevada corporation (the "Company") and the Purchasers. Each Person (as defined below) that executes this Release is referred to in this Release as a "Party" and collectively, as the "Parties". Capitalized terms used, but not otherwise defined, in this Release have the meanings ascribed to them in the Purchase Agreement (defined below).

BACKGROUND

This Release is being delivered as part of, and as a condition precedent to, the Transactions contemplated by the Purchase Agreement (the "Purchase Agreement"), dated as of July 24, 2008, by and among Jun Xiao (the "Seller"), the purchasers named therein (the "Purchasers"), and Universal Travel Group, a Nevada corporation (the "Company").

The Releasors include the Seller, Kit Tsui ("Kit"), and each and every individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity (a "Person") that is an Affiliate (as defined below) of Kitt. For purposes of this Release, "Affiliate" means any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another Person, where "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the Person, whether through the ownership of voting securities, by contract or otherwise.

Kit and the other Releasors desire that the Transactions be consummated and will benefit from the Transactions. Kit and the other Releasors understand and acknowledge that the Purchasers would not consummate the Transactions without obtaining this Release from the Releasors.

This Release unconditionally releases the Company and the other Releasees (as defined below) from any and all claims that the Releasors may have against the Company and the other Releasees as and to the extent specified below.

RELEASE

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Releasors, intending to be legally bound, jointly and severally agree as follows:

1. Representations and Warranties of the Releasors: Each Releasor, jointly and severally, represents and warrants to the Company and the Purchasers as follows:

a. Organization; Authority. Such Releasor, if Person other than an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and

authority to enter into and to execute this Release and carry out its obligations hereunder. The execution, delivery and performance under this Release by each such Releasor hereunder has been duly authorized by all necessary action on the part of such Releasor. This Release has been duly executed by each such Releasor, and when delivered by such Releasor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Releasor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally.

b. No Other Kit Affiliates. Except for the undersigned Releasors, Kit does not have any Affiliates.

c. Reliance on Release. Each Releasor acknowledges that the Purchasers are expressly relying on this Release in consummating the Transactions, and would not consummate such Transactions but for this Release.

d. No Other Equity in Company. Except as set forth on Schedule 3(d), as of the date hereof and after giving effect to the consummation of the Transactions, no Releasor has any options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Releasor any right to subscribe for or acquire, any shares of common stock of the Company or any subsidiary of the Company, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary of the Company may become bound to issue additional shares of common stock, or securities or rights convertible or exchangeable into shares of common stock to any Releasor.

e. No Other Claims. Except as set forth on Schedule 3(e), as of the date hereof and after giving effect to the consummation of the Transactions, no Releasor has any Claims (as defined below) against the Company or any other Releasee (as defined below). For purposes of this Agreement, "Claim" means any claims, demands, judgments, proceedings, causes of action, orders, obligations, contracts, agreements, liens, accounts, costs and expenses (including attorney's fees and court costs), debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, matured or unmatured, both at law (including federal and state securities laws) and in equity.

2. Release. Each Releasor, on behalf of such Releasor and each of the Releasor's respective affiliates and/or heirs, hereby releases and forever discharges the Company, the Purchasers, all of the Company's and the Purchasers' subsidiaries, and the officers, directors, employees, managers, general partners, limited partners, agents, counsels, accountants, affiliates and heirs of the Company and the Purchasers and their respective subsidiaries (collectively, the "Releasees") from any and all Claims, which such Releasor or any of the Releasor's respective affiliates and/or heirs now have or have ever had against the Releasees arising contemporaneously with or prior to the date of this Release or on account of or arising out of any matter, cause, event or omission of any kind or nature occurring contemporaneously with or prior to the date of this Release.

3. Covenant Not to Sue; Covenant to Cancel Securities.

a. Each Releasor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.

b. Each Releasor has represented to the Company and the Purchasers that it does not own any securities or rights to acquire securities in Section 1(d) above. If a Releasor has breached the representation in Section 1(d) above, then such Releasor, upon demand by the Company, shall immediately deliver to the Company without any additional consideration such securities or rights for cancellation. In such event the Company shall promptly take whatever action is necessary to cancel such securities or rights.

4. Indemnity. Without in any way limiting any of the rights and remedies otherwise available to any Releasee, each Releasor shall jointly and severally indemnify and hold harmless each Releasee from and against all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, security interests, taxes, liens, losses, lost value, expenses and fees (including attorneys' fees and court costs) arising directly or indirectly from or in connection with (i) any breach of any representation, warranty or covenant made by a Releasor in this Release, (ii) the assertion by or on behalf of any Releasor or any of the Releasor's affiliates and/or heirs of any claim or other matter purported to be released pursuant to this Release and (iii) the assertion by any third party of any claim or demand against any Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of any Releasor or any of the Releasor's affiliates and/or heirs against any third party of any claims or other matters purported to be released pursuant to this Release.

5. Severability. If any provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

6. Entire Agreement. This Release, the Purchase Agreement and the agreements referred to in the Purchase Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

7. Amendment. This Release may not be changed except in writing signed by each of the Releasees and the Releasors.

8. Governing Law. This Release shall be governed and interpreted in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Party to this Release agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (each, a "Proceeding") shall be commenced exclusively in the state and federal courts sitting in

the City of New York, Borough of Manhattan (the "New York Courts"). Each Party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of all Proceedings, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that any such New York Court is an inconvenient or improper forum for such Proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address set forth on the signature page to the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding. If there shall be commenced a Proceeding, then the prevailing Party in such Proceeding shall be reimbursed by the adverse Party or parties for its reasonable attorneys fees and other expenses incurred in connection therewith.

9. Appointment of Agent. Each Releasor hereby irrevocably designates, appoints and empowers the party or entity set forth in Schedule 9 (the "Agent") hereto under its name (who must have regular and principal offices in New York, New York, United States) as its agent and designee to receive, accept and acknowledge for and on its behalf, and in respect to its property, service of any and all legal process, summons, notices and documents which may be served in any action or proceeding. If for any reason such Agent shall cease to be available to act as such, the Seller agrees to immediately designate a new Agent on the same terms as set forth herein.

10. Further Assurances. Each Releasor shall take such steps and do such acts as may be necessary, including the execution of additional documents or instruments, to carry out the intent of this Release and to effectuate the release of all Claims against the Releasees and the satisfaction of the intent of all other covenants contained in this Release.

11. Construction. All words used in this Release will be construed to be of such gender or number as the circumstances require.

12. Counterparts; Facsimile Execution. This Release may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Release is legal, valid and binding for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Release as of the date first above written.

RELEASORS:

____
Kit Tsui

CHINA FINANCE

By: ______________________________
Name: Zhiyong Xu
Title: CEO & CHAIRMAN

CHINA U.S. VENTURE CAPITAL GROUP, INC.

By: ______________________________
Name: Kit Tsui
Title: CEO & CHAIRMAN

COMPANY:

UNIVERSAL TRAVEL GROUP

By: ______________________________
Name:
Title:

PURCHASERS:

____
(Print Name Above)

By: ______________________________
Name:
Title:

SCHEDULE 3(d)

Equity in Company

The Seller owns 118,895 shares of Common Stock of the Company immediately following the consummation of the Transactions.

SCHEDULE 3(e)

Claims

None

SCHEDULE 9

Agent for Service of Process in U.S.

The Releasors have appointed the following person or entity as Agent in accordance with Section 9 of this Release:

Name of Agent:

China Finance Inc.
Attention: Mr. Wei Wei

Address of Agent:

1330 Avenue of the Americas
21st Floor
New York, NY 10019

EXHIBIT D

Form of Opinions

(See Attached)

TX

FORM OF OPINION

___________, 2008

To the Purchasers that
are parties to the
Purchase Agreement (defined below)

Ladies and Gentlemen:

We have acted as counsel to Jun Xiao (the "Seller") and to the other Releasors named in the Release (as defined below) in connection with the execution and delivery by the Seller of the Purchase Agreement, dated as of July 24, 2008 (the "Agreement"), by and among the Seller, Universal Travel Group, a Nevada corporation (the "Company"), and the Purchasers named in the Agreement (the "Purchasers"). This opinion is given to you pursuant to Section 8(f) of the Agreement.

Capitalized terms not otherwise defined herein are defined as set forth in the Agreement or the Release, as applicable.

We have participated in the preparation and negotiation of the Agreement and all of the other transaction documents contemplated by the Agreement, including the Release (the "Release") by the Seller and the other Releasors in favor of the Company and the Purchasers, dated as of the Closing Date (the "Transaction Documents"). We also have examined such certificates of public officials, corporate documents, and records and other certificates, opinions, agreements and instruments and have made such other investigations as we have deemed necessary in connection with the opinions hereinafter set forth.

As to those matters stated herein to be "*to our knowledge*", means the actual knowledge of the attorneys who have represented the Seller and the other Releasors in connection with the Transactions and the other attorneys who regularly represent the Seller and the other Releasors. We have not conducted any independent investigation or verification or taken any action beyond discussions with or certificates from the Seller, nor made any search of the records of any governmental authority with respect to such matters.

Our opinions in letter are subject to the following qualifications:

(a) We are members of the Bar of the State of New York and express no opinion as to any matters governed by the laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and federal laws of the United States of America.

(b) We have relied as to matters of fact upon representations and warranties of the Seller and the other Releasors in the Agreement and upon certificates and representations of the Seller and the other Releasors as to matters set forth therein.

(c) We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies by the Seller and the other Releasors.

(d) This opinion is for you and may not be relied upon by any other person, nor may copies be delivered to any other person without our prior written consent.

(e) This opinion is limited to laws in effect on the date hereof and to the facts as they currently exist and of which we currently have knowledge. We assume no obligation to revise, supplement or otherwise update this opinion.

(f) This opinion is limited strictly to the matters expressly set forth herein, and no opinion is intended, nor may one be implied or inferred beyond the matters expressly so stated.

Based on the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that:

1. The Seller and the other Releasors who are individuals have the requisite legal capacity to execute and deliver the Transaction Documents that they are party to and to perform their respective obligations thereunder. The execution, delivery and performance of the Transaction Documents by the Releasors who are not individuals have been duly authorized by all necessary partnership, limited liability or corporate action, as applicable. Each of the Transaction Documents has been duly executed and delivered on behalf of the Seller and the other Releasors, and constitutes a legal, valid and binding obligation of the Seller and the other Releasors, enforceable against each of them in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles, including the availability of specific performance.

2. To our knowledge, neither the Seller or any other Releasor has any Claim against the Company or any securities of the Company or right to acquire securities of the Company, except as specified in the Release. The Release effectuates the Release by the Releasors of any and all Claims that the Releasors have against the Releasees, except for Claims specified in a schedule to the Release and the Releasors have also released the Company from any obligations the Company may have otherwise had to the Releasors relating to any securities of the Company owned by the Releasors that are not listed in a schedule to the Release.

3. No consent, approval, authorization, order, registration or qualification of or with any court or regulatory, administrative or governmental agency, body or authority of the United States of America or any political subdivision thereof is required in connection with the issuance or sale of the Shares.

4. The Transactions are exempt from the registration requirements of Section 5 of the Securities Act.

Very truly yours,

EXHIBIT E

Agent for Service of Process in U.S.

The Seller has appointed the following person or entity as Agent in accordance with Section 13 of this Agreement:

Name of Agent:

China Finance Inc.

Attention: Mr. Wei Wei

Address of Agent:

1330 Avenue of the Americas

21st Floor

New York, NY 10019

.TX